Exhibit 10.26

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

PROCESSING SERVICES AGREEMENT

This agreement (the “Agreement”) is made and entered into upon the date of signature below by and between the undersigned, (“Customer”), and the provider as set forth in Schedule A (“the PROVIDER”).

1.0	Purchase and Sale of Processing Services

1.1 Purchase and Sale of Processing Services. On the terms and subject to the conditions hereinafter set forth, PROVIDER shall perform for the Customer such processing services with respect to the products identified in Schedule A (the “Products”) as such schedule is amended in venting from time to time by the parties. The parties agree that the Products be processed by means of one of the following methods: (i) ethylene oxide gas; (ii) gamma irradiation; (iii) electron beam irradiation: or (iv) x-ray and as set forth in Schedule A.

1.2 Purchase Price. The prices for processing services rendered by PROVIDER with respect to the Products shall be those set forth in Schedule A, or otherwise as agreed upon in writing between PROVIDER and the Customer. Prices quoted by PROVIDER do not include taxes or the costs of shipping Products to and from PROVIDER’s Facilities, which shall be borne entirely by the Customer. Notwithstanding anything herein to the contrary, at any time after the execution of this Agreement, the prices on Schedule A shall be reviewed and may be adjusted by PROVIDER upon [***] advance written notice to Customer. Without limitation to the preceding sentence, prices for processing services shall be adjusted under the following circumstances: (i) in the event that there is an increase or decrease of more than [***] in the cost of Ethylene Oxide, Cobalt 60 or energy or (ii) if a regulatory requirement prohibits PROVIDER from providing the processing services in accordance with the processing requirements set forth in Schedule A. In the event that Customer wishes to make changes to its Product treatment specifications or any procedure as set forth at the time this Agreement is entered into, PROVIDER reserves the right to make appropriate adjustments to this Agreement, including, but not limited to, adjustments to the prices specified on Schedule A. Except as and only to the extent otherwise specifically set forth herein, title to and risk of loss of the Products shall remain with the Customer at all times. The Customer will be charged separately for the use of PROVIDER’s facilities to perform validation of processing parameters, at the prices otherwise applicable to processing services sold to the Customer.

1.3 Invoices and Charges. PROVIDER will invoice the Customer for processing services rendered by PROVIDER. Payment of each invoice shall be made by the Customer net [***] of the date of receipt of such invoice. Any amount not so paid shall accrue simple interest at a rate of [***]% per month from the date of the original invoice for such amount. In the event Customer fails to timely pay any invoice for services rendered, PROVIDER reserves the right, at its option and upon notification of the Customer, to; (i) refuse to perform further services for the Customer, (ii) perform further services for the Customer only on a COD basis, (iii) withhold the shipment of Product in PROVIDER’s possession until all past due invoices are paid, and/or (iv) make use of any other remedies legally available to it. In addition to any amounts owed for services rendered, Customer shall also reimburse PROVIDER for any costs incurred in asserting its rights hereunder, including reasonable attorneys’ fees.

2.0	Performance of Processing Services

2.1 Processing Requirements. PROVIDER shall process Products in accordance with the parameters for such Products set forth in the attached Schedule A. The parties may modify the processing requirements for any Products at any time, and they may agree upon additional processing requirements for new Products, provided however, that no processing requirements, modifications or additions shall become effective and binding upon the parties until they have been agreed upon in writing and signed by both parties. The processing requirements agreed upon by the parties, together with such modifications or additions as may be agreed upon from time to time, shall be set forth in Schedule A, Customer shall notify PROVIDER of any changes in the composition of or materials in the Products or their packaging. Any increase costs arising out of any Customer changes shall be the Customer’s sole responsibility.

2.2 Validation of Processing Requirements. The Food and Drug Administration requires, and Customer agrees, that Customer shall have exclusive responsibility for the validation of processing requirements for Products prior to the commencement of commercial distribution of such Products. The Customer acknowledges and agrees that it is solely and exclusively responsible for the validation of processing, product sterility, the integrity of product packaging and the adequacy of product labeling.

2.3 Shipment of the Products by the Customer. Customer shall ensure that the Products will assemble without overhang on 40 inch x 48 inch pallets, unless otherwise specified in Schedule A. Non-conforming Products shall be accepted in PROVIDER’s sole discretion. Customer will assemble the Products on pallets and the Products shall be accompanied by documents setting forth the facility from which the Products are shipped, the number of shipping cartons in the shipment by product code and pan number or catalog number, the date of the shipment and the type of processing required. Upon receipt of a shipment, PROVIDER will complete a receiving report on the shipment If each batch count received is not identical to that shown on shipping papers as having been shipped by Customer, PROVIDER shell notify Customer of any discrepancy and it shall be Customer’s responsibility to locate the lost material and, if necessary, to notify the appropriate government agencies. No material in any batch is to be processed, and the provisions of Section 2.4 shall not apply, until both parties are in agreement as to the exact count. Customer agrees to supply PROVIDER with [***] copies of a material safety data sheet (“MSDS”) complying with 29 CFR 1900.1200(g) with the first shipment of any hazardous chemical to PROVIDER, and with the first shipment following each and every revision to the MSDS. Upon PROVIDER’s signed receipt of shipment, PROVIDER will be responsible for the total count of the Products including biological indicators (test packs) while said Products are in PROVIDER’s possession.

2.4 Records of Processing. PROVIDER shall assign a number to each processing batch of the Products. This number will be recorded by PROVIDER, along with the name of the Products, the number of units of Products, the date on which such Products are processed, the type of processing used and the processing chamber used. Records of PROVIDER’s processing of the Products will be maintained by PROVIDER for a period of [***] from the date of the processing and will be available for inspection upon request by representatives of federal or state regulatory agencies.

2.5 Shipment of the Products by PROVIDER. PROVIDER shall cause the Products to be shipped in accordance with Customer’s written instructions. When shipping the Products, PROVIDER shall include documents specifying the name of the Products, the number of units of the Products, and the lot number. Unless agreed upon in writing, PROVIDER shall not be required to break up multiple-pallet loads or individual pallets prior to shipment.

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2.6 Storage of the Products by PROVIDER. PROVIDER shall store the Products on its premises for a period of up to [***] beyond the business day when the Products are processed for a daily storage fee as set forth in Schedule A. Unless otherwise specified in Schedule A, the Customer agrees that pallets stored by PROVIDER may be “doubled-stacked.” If PROVIDER has not received written instruction regarding the shipment of the Products by the expiration of the [***] period after the completion of processing, PROVIDER shall be free, at PROVIDER’s option, to (i) continue to store the Products on its premises at PROVIDER’s pricing specified in Schedule A (ii) cause the Products to be stored at an outside warehouse selected by PROVIDER, with all shipping and storage costs to be borne by the Customer, or (iii) ship the Products to the Customer at the Customer’s expense.

2.7 Non-Sterile Markings. Customer agrees that it will ship each pallet, carton or other designated unit of the Products completely covered and conspicuously marked to show its “non-sterile” nature. The Product marking must be sufficiently secure to prevent its accidental removal prior to release of the Products from quarantine by the Customer. After the completion of the process, PROVIDER will conspicuously mark each pallet, carton or other designated unit to indicate the articles have been treated and that they have not been released from quarantine until such time as the units are so released. Customer agrees that it will leave this label attached to each pallet, carton or other container in quarantine until it has received a certificate of specification compliance from its testing laboratory.

2.8 Compliance with Laws.

(a) Each of the parties agrees at all times to conduct its operations in compliance with the applicable requirements of 21 CFR Part 801.150 (“Medical Devices: Processing, Labeling or Repacking”), 21 CFR Part 820 (“Quality System Regulation: General”), or any successor regulations as well as any other applicable laws and regulations.

(b) CUSTOMER ACKNOWLEDGES THAT THE STATE OF CALIFORNIA HAS DETERMINED THAT ETHYLENE OXIDE IS A CARCINOGEN AND A REPRODUCTIVE TOXIN, AND THAT IT IS SO LISTED UNDER CALIFORNIA’S SAFE DRINKING WATER AND TOXIC ENFORCEMENT ACT OF 1986 (“PROPOSITION 65”). THE PRESENCE OF ETHYLENE OXIDE OR OTHER GAS RESIDUES IN THE PRODUCTS FOLLOWING PROCESSING MAY REQUIRE WARNING LABELS UNDER PROPOSITION 65 OR SIMILAR “RIGHT TO KNOW” LAWS IN OTHER STATES. CUSTOMER AGREES TO COMPLY WITH ANY AND ALL FEDERAL, STATE AND LOCAL LABELING REQUIREMENTS.

3.0	Confidential Information.

Each of Customer and PROVIDER acknowledges that in the course of performing its obligations pursuant to this Agreement, it may obtain certain confidential and/or proprietary information belonging to the other party, its affiliates or customers. Subject to the exceptions set forth hereinafter, each party agrees that all information communicated to it by the other parry shall be received in strict confidence, shall be used only for the purposes of this Agreement and shall not be disclosed by the receiving party, its agents or employees without the prior written consent of the disclosing party, except as may be necessary by reason of legal or regulatory requirements beyond the receiving party’s reasonable control. This obligation of confidentiality shall survive termination of this Agreement but shall not apply to information which is (i) publicly known or becomes publicly known through no act of the receiving party; (ii) rightfully received from a third party; (iii) independently developed; or (iv) already known to the receiving party. Each party agrees that any information disclosed to it by the other party prior to the execution of this Agreement shall be subject to and governed by the terms of this section.

4.0	Limited Warranty; Liability for Product Damage; Warranty Disclaimer; Limitation of Liability

4.1 Limited Warranty

(a) PROVIDER warrants to the Customer that it will process the Products in accordance with the parameters referred to in Schedule A and in accordance with PROVIDER’s quality policy manual in effect when the Products are processed. Notwithstanding the foregoing warranty, the Customer acknowledges that many factors beyond PROVIDER’S control can affect the ultimate microbiological condition of the Products. Among these are the quality, type and original bioburden of the Products and their packaging, the atmospheric humidity in the packaging room, the configuration of the Products, the material or construction or the Products, the adequacy of the testing laboratory atmosphere and equipment, the competence of testing laboratory atmosphere and equipment, the competence of testing laboratory personnel, the competence and adequacy of sampling techniques, and the care and handling of the Products during warehousing and distribution. The Customer acknowledges that the foregoing limited warranty is personal to the Customer and that such limited warranty may be enforced against PROVIDER only by the Customer, and not by any third party (including, without limitation, Product resellers and end-users).

(b) If PROVIDER becomes aware of any non-conformity with the limited warranty given in Section 4.1(a) (either through its own investigation or through written notice of the Customer) within [***] of shipment from PROVIDER of the Products subject to the warranty claim, then Customer’s exclusive remedy, and PROVIDER’s sole liability to the Customer, shall be limited to (i) reprocessing such Products at PROVIDER’s expense if the Products are not damaged, or (ii) if the Products are damaged, indemnifying the Customer for its direct manufacturing cost of any of the Products which are damaged by the processing nonconformance and which need to be replaced, up to an aggregate maximum payment equal to [***] the processing charge for such Product, as stated in the Schedule A. PROVIDER will reprocess such Products only after receiving the Customer’s written authorization to do so.

4.2 Product Damage Caused By PROVIDER. If a Product is damaged by PROVIDER as a result of physical mishandling by PROVIDER, then Customer’s exclusive remedy, and PROVIDER sole liability to the Customer, shall be limited to the amount set forth in Section 4.1(b)(ii). Customer will make every effort to keep cost to minimum by refurbishing and/or repackaging wherever feasible. Customer must present a written request to PROVIDER for reimbursement for damages under this clause of the Agreement within [***] of the damage occurrence or lose its indemnification rights with respect to the damaged Products. PROVIDER will provide compensation to Customer within [***] of written notification, provided the damages are not in dispute.

4.3 Warranty Disclaimer. PROVIDER MAKES NO REPRESENTATION, GUARANTY OR WARRANTY, EXPRESS OR IMPLIED, OTHER THAN THE LIMITED WARRANTY CONTAINED IN SECTION 4.1(A), IN PARTICULAR, PROVIDER MAKES NO REPRESENTATION, GUARANTEE OR WARRANTY, EXPRESS OR IMPLIED, CONCERNING THE STERILITY OF THE PRODUCTS OR DEGREE OF STERILIZATION, NOR AS TO THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF PRODUCTS AFTER PROCESSING BY PROVIDER.

4.4 Limitation of Liability. IN NO EVENT SHALL PROVIDER BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER SIMILAR DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES ARISING FROM DEATH, BODILY INJURY, PROPERTY DAMAGE (OTHER THAN DAMAGE TO THE PRODUCTS AS PROVIDED N SECTION 4.1(13)), LOSS OF PROFITS OR REVENUE OR LOSS OF USE OF THE PRODUCTS. SUBJECT TO THE REQUIREMENTS OF SECTION 4.1(B), PROVIDER’S AGGREGATE LIABILITY UNDER OR AS A RESULT OF THIS AGREEMENT SHALL NOT EXCEED THE GROSS PROCEEDS RECEIVED FROM THE CUSTOMER DURING THE CALENDAR YEAR WHEN THE INCIDENT GIVING RISE TO PROVIDER’S LIABILITY OCCURS.

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5.0	Term / Termination

5.1 Year-to-Year Term. This Agreement will commence on the date executed by Customer (provided the Agreement is also executed by PROVIDER) and will continue for an initial term of one (1) year from such date. After the initial term, this Agreement shall be renewed automatically for successive one year periods unless Customer or PROVIDER provides written notice to the other parry, at least [***] prior to the end of the initial or any renewal term, that the Agreement shall not be renewed.

5.2 Termination For Default. If either party is in material default of its obligations under this Agreement, except for PROVIDER’s refusal to perform pursuant to Section 1.3, the other party may give written notice that the Agreement will be terminated if the default is net cured within [***]. If such notice is given and the default, except for PROVIDER’S refusal to perform pursuant to Section 1.3, is not cured during the [***] period, then the party not in default shall have the right to immediately terminate this Agreement.

5.3 Termination Upon Insolvency. This Agreement shall be terminated effective immediately upon delivery of written notice by either party of such termination if any of the following occurs: (i) the institution by or against a party of insolvency, receivership or bankruptcy proceedings, (ii) such party’s making an assignment for the benefit of creditors, or (iii) the dissolution of such party. There shall be no opportunity to “curt” nor any requirement for advance notice of termination under this section 5.3.

6.0	General Provisions

6.1 Governing Law. The validity, construction, interpretation and enforcement of this Agreement, or any breach thereof, shall be governed by the laws of the Stare of Illinois applicable to contracts made and to be performed in that State. Any and all suits as to this Agreement shall be filed in Cook County, Illinois.

6.2 Indemnification. The Customer agrees to indemnify, hold harmless and defend PROVIDER from and against all settlements, judgments, fines, expenses, losses, costs, deficiencies, liabilities and damages, including reasonable attorneys’ fees and expenses (collectively, “damages”) incurred or suffered by PROVIDER arising out of or in connection with (i) any breach by the Customer of any of its covenants or agreements made in this Agreement, (ii) the processing of the Products, except to the extent such damages arise exclusively and directly out of negligent acts or omissions of PROVIDER or PROVIDER’s failure to process the Products in accordance with the parameters set forth in Schedule A, (iii) any claim that the Products are not sterile, or (iv) any tee claim of personal injury, including death, or other damage arising out of the use of any and all Products.

6.3 Entire Agreement. This Agreement constitutes the final written expression of the terms of agreement between the parties relating to the subject matter contained herein and is the complete and exclusive statements of those terms. This Agreement supersedes all prior agreements with respect to such subject matter and merges all prior discussion between the parties. All references to this Agreement shall be deemed to include the schedules hereto. No provision in any purchase order or purchase order confirmation, whether entered into prior to, concurrently with or after the execution and delivery of this Agreement, shall be effective to the extent that provision is inconsistent with any provision of this Agreement.

6.4 Amendments. This Agreement may be amended only with the consent of both parties hereto in writing signed by an authorized representative of each party.

6.5 Severability. The provisions of this Agreement shall be deemed severable, and the invalidity, unenforceability or illegality of any provision of this Agreement shall not in any way affect or impair the validity, enforceability or legality of the other provisions hereof.

6.6 No Waiver. The failure of either party hereto at any time to require performance by the other party of any provision of this Agreement shall in no way affect the right of such party to require performance of that provision, and any waiver by either party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself or a waiver of any right under this Agreement.

6.7 Relationship. Each party to this Agreement is an independent contractor, and nothing contained herein shall be construed to create an agency relationship or partnership between the parties.

6.8 Force Majeure. PROVIDER shall not be responsible for any loss, damages or penalty resulting from delay in processing or delivery when such delay is due to causes beyond the reasonable control of PROVIDER. including but not limited to, labor unrest, utility interruptions, shortages, riots, insurrection, fires, flood, storm, earthquake, explosion, act of God, war, terrorism, or governmental action.

6.9 Insurance. Each party shall maintain at all times during the term of the Agreement, adequate insurance protecting all the Products while in the party’s control, and in Customer’s case while in transit to and from PROVIDER, from any loss, casualty, or damage. Customer shall maintain product liability insurance resulting from use of the Products. All insurance shall be in amounts not less than [***] per occurrence and [***] in the aggregate. Customer shall cause PROVIDER to be named as an “Additional Insured” on all policies of insurance. Any failure by PROVIDER to obtain proof of “Additional Insured” status shall not be deemed waiver of such requirement. Each party shall direct its insurer to notify the other in writing immediately upon receipt from that party of, or upon the respective insurer’s giving to that parry, any notice relating to the non renewal, cancellation or reduction in coverage of such insurance.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the date of signature below.

PROVIDER

2015 Spring Road, Suite 650

Oak Brook, Illinois, 60523

Date:	4/29/03
By:	/s/ Marcela Viscarra
Name:	Marcela Viscarra
Title:	Customer Service Administrator

CARDIVA MEDICAL INC
(Customer Name)

Date:	5/15/03
By:	/s/ Yi Chen
Name:	Yi Chen Ph.D., RAC
Title:	Sr. Director or RA/QA
Address:	2585 Leghorn Street Mountain View, CA 94043

Hank Zoeller
Cardiva Medical, Inc.
Vice President, Operations

/s/ Hank Zoeller
5/15/03

3.

Schedule A

Products, Price and Processing Requirements

For

CARDIVA MEDICAL, INC.

Radiation Processing Facility(s):

Ion Beam Applications, Inc [***]

Ion Beam Applications, Inc [***]

EtO Processing Facility(s):

Minimum Charge Requirements: All services provided by PROVIDER shall be subject to the minimum charges set forth below. All processing charges shall be determined based upon product specifications, processing instructions, and requirements as requested by Customer. Additional charges may apply to product exceeding the specifications, parameters, and requirements as stated herein or as specified on this Schedule A.

•	Certified production run: $ [***]

•	Sample Product run [***] (per the parameters set forth hereunder): $[***] per carrier per run.

•	Sample Product material testing run: $[***] per tote.

Product Specifications - Production: Product not conforming to the description and/or treatment specifications as set forth below shall be separately agreed upon in writing by the parties.

Product Description and/or Identification Number	Processing Requirements (Dose Range or Cycle)	Carton / Pallet Dimensions	Product Density
Medical Devices	[***] to [***]	Various	Various

Processing Charge – Production: In the event PROVIDER is required to process Customer’s Product listed above at a PROVIDER facility other than as specified on this Schedule A, PROVIDER shall honor the pricing as set forth below at any such alternate facility.

Dose Range	Price / Tote	Effective Date	Facility
[***] to [***]	$[***]	Upon Signature	Corona [***]
[***] to [***]	1-7 Totes $[***] 8-14 Totes $[***] 15-21 Totes $[***]	Upon Signature	Hayward [***]

Delivery Times – Production: Subject to Section 2.4 of the Agreement, the following turn-times are for all orders provided that: (i) the Products and accompanying documentation are acceptable for processing upon delivery; (ii) all Purchase Orders specify delivery times matching those listed on this Schedule A; and (iii) the volume of Product to be processed is not in excess of the volume forecasted pursuant to Section 2.2 in the Agreement.

Product Description and/or Identification Number	Dose Range	Delivery Time
Medical Devices	[***] to [***]	[***]

Sample Product Radiation Processing Parameters – [***]: (Corona)

Carrier Dimension	Maximum Product Density	Target Dosage Requirement	Price/Carrier
[***]	≤ [***] g/cc	≤[***] kGy ± [***]%	$[***]
[***]	≤ [***] g/cc	[***] kGy ± [***]%	$[***]
[***]	≤ [***] g/cc	[***] kGy ± [***]%	$[***]

Sample Product Description: For complete product information pertaining to any given shipment of Customer’s Sample Product, including, but not limited to, identification and/or catalog number, dosage and processing specifications, and instructions for delivery, please refer to Customer’s purchase order and/or written authorization associated with such shipment. Sample Product Pricing is based on a PER TOTE charge but Customer WILL NOT be charged for dose mapping.

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Sample Product Radiation Processing Parameters – Production Cell:

Minimum Dose	Min/Max Dose Ratio	Density	Facility	Price per tote
[***]kGy – [***]kGy	[***]	<[***]g/cc	Corona	$[***]
[***]kGy – [***]kGy	[***]	<[***]g/cc	Corona	$[***]
[***]kGy – [***]kGy	[***]	<[***]g/cc	Corona	$[***]
[***]kGy – [***]kGy	[***]	<[***]g/cc	Corona	$[***]

Related / Ancillary Services and Associated Charges:

Dose Map		$[***]/ each
Additional Dosimeters		$[***]/ pair
Storage		$[***]/ pallet / day
Stretch Wrap		$[***]/pallet
Pallets		$[***]/ pallet
Handling Charges (UPS and FedEx shipments)		[***]
Weekend Shipping		$[***] for shipments on Saturday $[***] for shipments on Sunday
After Hour Shipping (Monday – Friday)		$[***]
Expedited Processing:
[***]	[***] hours	$[***]/ Per Tote + standard processing charges
[***]	[***] hours	$[***]/ Per Tote + standard processing charges

ALL STAT SERVICES ARE GUARANTEED OR MONEY BACK ON ALL CHARGES (INCLUDING PROCESSING)

‡ (Availability is dependent on treatment specifications and time of delivery)

* PROVIDER guarantees to have the Product in the pre-con room within four hours of receipt

Special Product Handling (Instructions and Associated Charges):

Acknowledgment: Provider and Customer hereby acknowledge this Schedule A as a binding attachment to the Agreement between the parties and warrant that the information contained herein accurately reflects Customer’s treatment specifications and instructions for processing as provided to SteriGenics by Customer for the processing of Customer’s Products and SteriGenics’ charges associated with said processing. Any and all modifications or amendments to the contents of this schedule shall be by mutual agreement and with the written authorization of both parties.

Dated: 4/29/03	Dated: 5/15/03

PROVIDER

/s/ Marcela Viscarra	/s/ Yi Chen
(Signature)	(Signature)

By: Marcela Viscarra	By: Yi Chen, Ph.D., RAC
Title: Customer Service Administrator	Title: Sr. Director of RA/QA

/s/ Hank Zoeller
Vice President, Operations
Hank Zoeller
Cardiva Medical, Inc.

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